UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2023 (May 23, 2023)

Commission file number: 000-55610

GREENBACKER RENEWABLE ENERGY CO LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

230 Park Avenue, Suite 1560

New York, NY 10169

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The description of the 2023 Equity Incentive Plan (as defined below) set forth under Item 5.02 is hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of the 2023 Equity Incentive Plan

On May 23, 2023, the Board of Directors (the “Board”) of Greenbacker Renewable Energy Company LLC (the “Company”) adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”). Any awards granted under the 2023 Equity Incentive Plan will remain subject to the terms of the 2023 Equity Incentive Plan and any applicable award agreements.

Purpose. The purpose of the 2023 Equity Incentive Plan is to provide a means through which to attract and retain key personnel and to provide a means whereby the Company’s directors, officers, employees, consultants and advisors can acquire and maintain an equity interest in the Company or be paid incentive compensation, including incentive compensation measured by reference to the value of the Company’s common shares. This equity interest will strengthen the participants’ commitment to the Company’s welfare and will align their interests with those of the Company’s shareholders.

Administration. The 2023 Equity Incentive Plan will be administered by the compensation committee of the Board (the “Compensation Committee”). The Compensation Committee is authorized to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2023 Equity Incentive Plan and any instrument or agreement relating to, or any award granted under, the 2023 Equity Incentive Plan; establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Compensation Committee deems appropriate for the proper administration of the 2023 Equity Incentive Plan; adopt sub-plans; and to make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the 2023 Equity Incentive Plan. Except to the extent prohibited by applicable law, the Compensation Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2023 Equity Incentive Plan.

Unless otherwise expressly provided in the 2023 Equity Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the 2023 Equity Incentive Plan or any award or any documents evidencing awards granted pursuant to the 2023 Equity Incentive Plan are within the sole discretion of the Compensation Committee, may be made at any time and are final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any participant, any holder or beneficiary of any award, and any of the Company’s shareholders. The Compensation Committee may make grants of awards to eligible persons pursuant to terms and conditions set forth in the applicable award agreement, including subjecting such awards to performance criteria listed in the 2023 Equity Incentive Plan.

Awards Subject to 2023 Equity Incentive Plan. The total number of common shares that may be issued under the 2023 Equity Incentive Plan is 5% of the common shares that are issued and outstanding (the “Absolute Share Limit”). The Absolute Share Limit will be automatically increased by one percentage point on each anniversary of the effective date of the 2023 Equity Incentive Plan until the Absolute Share Limit is 10% of the common shares issued and outstanding. The maximum number of common shares granted during a single fiscal year to any non-employee director, for services rendered as a non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, may not exceed $750,000 in total value in respect of any fiscal year occurring after the first year of the non-employee director’s service on the Board and $1,000,000 in respect of the first fiscal year of the non-employee director’s service on the Board. If any common shares subject to an award are forfeited, an award expires or otherwise terminates without the issuance of common shares, or an award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the common shares subject to such award, such common shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the common shares available for grant under the 2023 Equity Incentive Plan on a one-for-one basis. Awards may, in the sole discretion of the Compensation Committee, be granted in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (referred to as “substitute awards”), and such substitute awards will not be counted against the Absolute Share Limit. No award may be granted under the 2023 Equity Incentive Plan after the tenth anniversary of the effective date of the 2023 Equity Incentive Plan, but awards granted before then may extend beyond that date.

Share Appreciation Rights. The Compensation Committee may grant share appreciation rights under the 2023 Equity Incentive Plan, with terms and conditions determined by the Compensation Committee that are consistent with the 2023 Equity Incentive Plan. Generally, each share appreciation right will entitle the participant upon exercise to an amount (in cash, common shares or a combination of cash and common shares, as determined by the Compensation Committee) equal to the product of (1) the excess of (A) the fair market value on the exercise date of one common share, over (B) the strike price per common share, times (2) the number of common shares covered by the share appreciation right. The strike price of each share appreciation right will be determined by the Compensation Committee at the time of grant, but in no event may such amount be less than 100% of the fair market value of the Company’s common shares on the date the share appreciation right is granted (except for share appreciation rights granted in substitution of previously granted awards).

Restricted Shares and Restricted Share Units. The Compensation Committee may grant restricted shares or restricted share units, representing the right to receive, upon vesting and the expiration of any applicable restricted period, one common share for each restricted share unit, or, in the sole discretion of the Compensation Committee, the cash value thereof (or any combination thereof). As to restricted shares, subject to the other provisions of the 2023 Equity Incentive Plan, the holder will generally have the rights and privileges of a shareholder as to such restricted shares, including, without limitation, the right to vote such restricted shares. Participants have no rights or privileges as a shareholder with respect to restricted share units.

Other Equity-Based Awards and Cash-Based Awards. The 2023 Equity Incentive Plan lets the Company grant restricted limited partnership units that are issued by affiliated partnerships, including private funds that are managed or advised by the Company. A restricted limited partnership unit may be a full partnership unit or may include long-term incentive plan (“LTIP”) units. LTIP units are structured as profits interests in a partnership and provide distributions to the holder of the award based on the achievement of specified levels of profitability by the relevant partnership or the achievement of certain goals or events. The 2023 Equity Incentive Plan also lets the Company grant equity awards that are issued by affiliated corporations, including Greenbacker Renewable Energy Corporation. The Compensation Committee may also grant cash-based awards under the 2023 Equity Incentive Plan, with terms and conditions determined by the Compensation Committee that are consistent with the 2023 Equity Incentive Plan.

Distributions and Distribution Equivalents. The Compensation Committee in its sole discretion may provide part of an award (other than share appreciation rights) with “distributions” (as such term is defined in the Fifth Amended and Restated Limited Liability Company Operating Agreement of the Company (the “Fifth Operating Agreement”)) or similar payments, on such terms and conditions as may be determined by the Compensation Committee in its sole discretion. Any distribution payable in respect of any restricted share that remains subject to vesting conditions at the time of payment of such distribution will be retained by the Company and remain subject to the same vesting conditions as the underlying restricted share.

Effect of Certain Events on 2023 Equity Incentive Plan and Awards. In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, common shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of the Company’s common shares or other securities, issuance of warrants or other rights to acquire common shares or other securities, or other similar corporate transaction or event that affects the Company’s common shares (including a business combination, as defined in the Fifth Operating Agreement), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations or other requirements, that the Compensation Committee determines, in its sole discretion, could result in substantial dilution or enlargement of the rights intended to be granted to, or available for, participants (any event in (i) or (ii), an “Adjustment Event”), the Compensation Committee will, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Absolute Share Limit, or any other limit applicable under the 2023 Equity Incentive Plan with respect to the number of awards which may be granted under the 2023 Equity Incentive Plan, (B) the number of common shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of awards or with respect to which awards may be granted under the 2023 Equity Incentive Plan or any sub-plan and (C) the terms of any outstanding award, including, without limitation, (i) the number of common shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding awards or to which outstanding awards relate, (ii) the exercise price or strike price with respect to any award, or (iii) any applicable performance measures; it being understood that, in the case of any “equity restructuring,” the Compensation Committee will make an equitable or proportionate adjustment to outstanding awards to reflect such equity restructuring.

In connection with any business combination, the Compensation Committee may, in its sole discretion, provide for any one or more of the following: (1) a substitution or assumption of awards, or to the extent the surviving entity does not substitute or assume the awards, the acceleration of vesting of, the exercisability of, or lapse of restrictions on awards and (2) cancellation of any one or more outstanding awards and payment to the holders of such awards that are vested as of such cancellation (including any awards that would vest as a result of the occurrence of such event but for such cancellation) the value of such awards, if any, as determined by the Compensation Committee (which value, if applicable, may be based upon the price per common share received or to be received by other holders of the Company’s common shares in such event), including, in the case of share appreciation rights, a cash payment equal to the excess, if any, of the fair market value of the common shares subject to the share appreciation right over the strike price thereof.

Nontransferability of Awards. Each award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against the Company or any of its subsidiaries. However, the Compensation Committee may, in its sole discretion, permit awards to be transferred, including transfers to a participant’s family members, any trust established solely for the benefit of a participant or such participant’s family members, any partnership or limited liability company of which a participant, or such participant and such participant’s family members, are the sole member(s), and a beneficiary to whom donations are eligible to be treated as “charitable contributions” for tax purposes.

Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the 2023 Equity Incentive Plan or any portion thereof at any time; but no such amendment, alteration, suspension, discontinuance or termination may be made without shareholder approval if such approval is necessary to comply with any regulatory requirement applicable to the 2023 Equity Incentive Plan; and any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any award will not to that extent be effective without such individual’s consent.

The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award granted or the associated award agreement, prospectively or retroactively (including after a participant’s termination). However, except as otherwise permitted in the 2023 Equity Incentive Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant with respect to such award will not to that extent be effective without such individual’s consent. In addition, without shareholder approval, except as otherwise permitted in the 2023 Equity Incentive Plan, (1) no amendment or modification may reduce the strike price of any share appreciation right; (2) the Compensation Committee may not cancel any outstanding share appreciation right and replace it with a share appreciation right (with a lower strike price) or other award or cash payment that is greater than the value of the cancelled share appreciation right; and (3) the Compensation Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the Company’s securities are listed or quoted.

Clawback/Repayment. All awards are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time and (2) applicable law. To the extent that a participant receives any amount in excess of the amount that the participant should otherwise have received under the terms of the award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the participant will be required to repay any such excess amount to the Company.

In connection with the 2023 Equity Incentive Plan, the Board approved (i) the form of restricted share unit grant and agreement evidencing grants of restricted share units pursuant to the 2023 Equity Incentive Plan (the “Restricted Share Unit Agreement”) and (ii) the form of restricted share grant and agreement evidencing grants of restricted shares pursuant to the 2023 Equity Incentive Plan (the “Restricted Share Agreement”).

The foregoing description of the 2023 Equity Incentive Plan, the Restricted Share Unit Agreement and the Restricted Share Agreement are summaries and are subject to, and qualified in their entirety by, the full text of the 2023 Equity Incentive Plan, the Restricted Share Unit Agreement and the Restricted Share Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Restricted Share Unit Grant to Mehul Mehta

On May 23, 2023, the Board granted restricted share units in respect of that number of Class P-I Common Shares of the Company with a fair market value of $750,000 to Mehul Mehta pursuant to the 2023 Equity Incentive Plan and entered into a Restricted Share Unit Agreement reflecting such grant. Subject to continued employment through each vesting date, the restricted share units vest ratably over three years.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan, dated as of May 23, 2023
10.2	Form of Restricted Share Unit Grant and Agreement under the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan
10.3	Form of Restricted Share Grant and Agreement under the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2023	Greenbacker Renewable Energy Company LLC

	By:	/s/Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director